SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C. 20549



                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                           April 20, 1998


                        BELLSOUTH CORPORATION
          (Exact name of registrant as specified in its charter)


         Georgia                 1-8607            58-1533433
       (State or other          (Commission      (IRS Employer
       jurisdiction of           File Number)     Identification
       incorporation)                                 No.)


1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610
  (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code
                            (404) 249-2000

Item 5.  Other Events

First Quarter 1998 Earnings

On April 20, 1998, BellSouth announced earnings for the first quarter
of  1998.   See  Exhibit 99 for a complete copy of the related  press
release.


1998 Earnings Growth

The consensus of analyst estimates for 1998 normalized diluted EPS is $3.12, with the range of estimates being from $3.02 to $3.20. BellSouth has stated that it would be more comfortable with a consensus at the higher end of this range. This forward-looking statement is based on a number of assumptions including, but not limited to: (1) continued economic growth and demand for BellSouth's services; (2) continued monetary and political stability where BellSouth conducts its international operations; (3) the reasonable accuracy of BellSouth's expectations of costs and recoveries with respect to access reform, universal service and interconnection; (4) the reasonable accuracy of BellSouth's estimate of the impact of competition in its markets; and (5) satisfactory resolution of Year 2000 software revisions. Any developments significantly deviating from these assumptions could cause actual results to differ materially from those in the above forward-looking statement.




Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

  99           Press Release - First Quarter 1998 Earnings



                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President and Controller
      April 20, 1998